THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

Effective Date: October 12, 2021 U.S. $794,354.24

FOR VALUE RECEIVED, LIFE CLIPS INC., an Wyoming corporation ("**Company**" or "**Borrower**"), with an address of 18851 NE 29th Ave., Suite 700, Aventura, FL 33180 promises to pay to the party set forth on signature page hereto or its successors or assigns ("**Lender**"), $794,354.24 (the "**Principal Amount**") and any interest, fees, charges, and late fees accrued hereunder on the date that is twenty-four (24) months after the Purchase Price Date (the "**Maturity Date**"). This Promissory Note (this "**Note**") is issued and made effective as of October 12, 2021 (the "**Effective Date**"). This Note is issued pursuant to that certain Exchange Agreement dated October 12, 2021 as the same may be amended from time to time, by and between Borrower and Lender (the "**Exchange Agreement**"). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

WHEREAS, the Lender acquired a $794,354.24 portion of a Convertible Note of the Company in the original principal amount of $2,298,976.14 (the "**Original Note**"); and

WHEREAS, subsequent thereto the Company and the Lender entered into an exchange agreement of even date herewith (the "**Exchange Agreement**"), exchanging the Original Note for this Amended and Restated Convertible Promissory Note.

NOW THEREFORE, the following terms shall apply to this Note

1. Prepayment; Interest.

1.1. Interest. Interest shall accrue on the Outstanding Balance of this Note at 8% per annum unless and until an Event of Default occurs. Immediately following the occurrence of any Event of Default, interest shall automatically accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law. Interest calculated hereunder shall be computed on the basis of a 365-day year and the actual number of days elapsed.

1.2. Optional Prepayment. Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under this Note, during the 90 (Ninety) calendar day period after the Issue Date, by making a payment to the Lender or it assigns (each being a "**Holder**") of an amount in cash equal to 110% multiplied by the amount that the Borrower is repaying. Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under this Note, from the 91st after the Issue Date through and after the Maturity Date, by making a payment to the Holder of an amount in cash equal to 125% multiplied by the amount of the remaining principal balance and all accrued and unpaid interest (which shall not be multiplied by any amount). In order to repay this Note, the Borrower shall provide notice to the Holder seven (7) business days prior to such respective repayment date, and the Holder must receive such repayment within nine (9) business days of the Holder's receipt of the respective repayment notice, but not sooner than seven (7)

business days from the date of notice (the "**Repayment Period**"). The Holder may convert the Note in whole or in part at any time during the Repayment Period, subject to the terms and conditions of this Note.

1.3. Conversion Right. Optional Conversion. Notwithstanding any other terms in this Note, the Holder shall have the right at any time after the Issue Date and until this Note is no longer outstanding to convert all or any part of the entire outstanding and unpaid Principal Amount as well as the accrued and unpaid interest of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price determined as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder, together with its affiliates and any persons acting as a group together with the Holder or any of the Holder's affiliates (excluding shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein), and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder, together with its affiliates and any persons acting as a group together with the Holder or any of the Holder's affiliates of more than 4.99% of the outstanding shares of Common Stock (the "**Maximum Share Amount**"). The Holder, upon not less than 61 days' prior written notice to the Company, may increase the Maximum Share Amount, provided that the Maximum Share Amount shall never exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the provisions of this Section 1.3 shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. The Maximum Share Amount provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1.3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Share Amount provisions contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to any successor holder of this Note. For purposes of this Section 1.3, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.3 below; provided that the Notice of Conversion is submitted by e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any conversion of this Note, the sum of (A) the Principal Amount of this Note to be converted in such conversion, plus (B) at the Holder's option, accrued and unpaid interest, if any, on such Principal Amount at the interest rates provided in this Note to the Conversion Date, plus (C) at the Holder's option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (A) and/or (B), plus (D) at the Holder's option, any amounts owed to the Holder pursuant to Sections 1.2, 1.5(g) , 4.11, and/or 4.12 and/or Article III hereof.

1.4. Conversion Price.

(a) Calculation of Conversion Price. The "**Conversion Price**" per share shall be US$0.01. Each time, while this Note is outstanding, the Borrower enters into a Section 3(a)(9)

Transaction (including but not limited to the issuance of new promissory notes or of a replacement promissory note), or Section 3(a)(10) Transaction, in which (i) any third party has conversion price lower than that of the Holder regarding the Conversion Price in effect under this Note at that time, then the Holder's Conversion Price may be adjusted at the option of the Holder to such greater discount until this Note is no longer outstanding to the extent allowed under applicable law. The Borrower shall give written notice to the Holder, with the adjusted look back/holding period (each adjustment that is applicable due to the triggering event), within one (1) business day of an event that requires any adjustment described in the immediately preceding sentence, and the Holder shall have the sole discretion in determining whether to utilize the adjusted term pursuant to this section.

(b) Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note, which shall be at least equal to the number of shares that is actually issuable upon full conversion of this Note (such amounts, the "**Reserved Amount**"). The Reserved Amount shall be increased from time to time in accordance with the Borrower's obligations hereunder. The Borrower represents that upon issuance, such shares of Common Stock will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which this Note shall be convertible at the Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

(c) If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of this Note.

1.5. Method of Conversion.

(a) Mechanics of Conversion. Subject to Section 1.3, this Note may be converted by the Holder in whole or in part at any time, (A) by submitting to the Borrower a Notice of Conversion substantially in the form attached hereto as Exhibit A (by e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 11:00 a.m., New York, New York time) and (B) subject to Section 1.3(b), surrendering this Note at the principal office of the Borrower.

(b) Surrender of Note Upon Conversion or Repayment. Notwithstanding anything to the contrary set forth herein, upon conversion or repayment of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid Principal Amount of this Note is so converted or repaid. The Holder and the Borrower shall maintain records showing the Principal Amount so converted or repaid and the dates of such conversions/repayments or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion or repayment. In the event of any dispute or discrepancy, such records of the Borrower shall, *prima facie,* be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted or repaid as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Principal

Amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of an e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.5, the Borrower shall (i) use its best efforts to issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within one (1) business day after such receipt, and (ii) such issuance and delivery to or upon the order of the Holder for certificates of the Common Stock issuable upon such conversion shall occur within two (2) business days after such receipt (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid Principal Amount hereof, surrender of this Note) in accordance with the terms hereof.

(e) Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding Principal Amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("**DTC**") Fast Automated Securities Transfer ("**FAST**") program, upon request of the Holder and its compliance with the provisions contained in Sections 1.3 and 1.4 and in this Section 1.5, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("**DWAC**") system.

(g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline the Borrower shall pay to the Holder $500 per business day, for each business day beyond the Deadline that the Borrower fails to deliver such Common Stock (unless such failure results from war, acts of terrorism, an epidemic, or natural disaster) ("**Conversion Default Payments**"). Such amount shall be paid to Holder in cash by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the Principal Amount of this Note on the fifth day of the month following the month in which it has accrued, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional Principal Amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 1.5(g) are justified.

1.6. Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "**Securities Act**"), or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) ("**Rule 144**") or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.6 and who is an "accredited investor" (as defined in Rule 501(a) of the Securities Act). Except as otherwise provided (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS."**

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion

of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Securities Act, which opinion shall be accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.7. Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder's allocated portion of the Reserved Amount or non-waived Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates or transmission of such shares pursuant to Section 1.5(f) for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder or, if this Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 1.5(g) to the extent required thereby for such conversion default and any subsequent conversion default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.4) for the Borrower's failure to convert this Note.

2. Security. This Note is unsecured.

3. Defaults and Remedies.

3.1. Defaults. The following are events of default under this Note (each, an "**Event of Default**"): (a) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (b) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (c) Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; (d) Borrower makes a general assignment for the benefit of creditors; (e) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (f) an involuntary bankruptcy proceeding is commenced or filed against Borrower; (g) Borrower defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein, other than those specifically set forth in this Section 3.1; (h) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; (i) the occurrence of a Fundamental Transaction without Lender's prior written consent; (j) Borrower, without written consent of the Holder, incurs any debt or secured liability, except in the regular course of business; or (k) any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender.

3.2. Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (b), (c), (d), (e) or (f) of Section 3.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 3.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments called for herein in accordance with the terms of this Note.

5. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

6. Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys' fees and disbursements.

7. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the state of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Florida). Venue for any action related to or arising from this Agreement shall be exclusively in the state or federal courts located in Broward County, Florida. The Parties waive all objections to venue including *forum non conveniens.*

8. Resolution of Disputes.

8.1. Arbitration of Claims. The parties shall submit all Claims arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the Commercial Rules of the American Arbitration Association then in effect. The parties hereby acknowledge and agree that the election of Arbitration is unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. Arbitration shall be held before the American Arbitration Association in Fort Lauderdale, Florida.

9. Cancellation. After repayment of the entire Eligible Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

10. Terms of Future Financings. So long as the Note is outstanding, upon any issuance by the Borrower or any of its subsidiaries of any security, or amendment to a security that was originally issued before the Note's Issue Date, with any term that the Investor reasonably believes is more favorable to the holder of such security or with a term in favor of the holder of such security that the Investor reasonably believes was not similarly provided to the Investor in Note, then such term, at the Investor's option, shall become a part of the Note and Note Purchase Agreement with the Investor (regardless of whether the Borrower complied with the notification provisions herein or therein). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, and original issue discounts.

11. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

12. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.

13. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.

13.1. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days' advance written notice similarly given to each of the other parties hereto):

If to Company:

Life Clips Inc.
18851 NE 29th Ave., Suite 700
Aventura, FL 33180

If to Lender:

Mastiff Group LLC
18305 Biscayne Blvd. Suite 200
Aventura, FL 33160

With a copy to (which copy shall not constitute notice):

____
____
____

14. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender's damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties' inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages.

15. Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY'S RIGHT TO DEMAND TRIAL BY JURY.

16. Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower's choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

17. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

18. Enurement. This Debenture and all its provisions shall enure to the benefit of the Lender, their successors and assigns and shall be binding upon the Corporation, its successors and assigns.

[*Remainder of page intentionally left blank; signature page follows*]

[SIGNATURE PAGE TO CONVERTIBLE NOTE]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

COMPANY:

LIFE CLIPS INC.

By: Robert grinberg
Robert grinberg (Nov 16, 2021 17:14 EST)
Name: Robert grinberg
Title: Ceo

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

MASTIFF GROUP LLC

By: ______________________________
Name: marissa welner
Title: Authorized Signatory

ATTACHMENT 1
DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1. "**Eligible Outstanding Balance**" means the Outstanding Balance of this Note.

A2. "**Fundamental Transaction**" means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Company's Common Stock, or (b) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Company.

A3. "**Mandatory Default Amount**" means the Outstanding Balance plus any accrued and unpaid interest.

A4. "**Other Agreements**" means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower's ongoing business operations.

A5. "**Outstanding Balance**" means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, offset, or otherwise, the Transaction Expense Amount, accrued but unpaid interest, collection and enforcements costs (including attorneys' fees) incurred by Lender, and any other fees or charges incurred under this Note.

A6. **"Purchase Price Date"** means the date the Purchase Price is delivered by Lender to Borrower.

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Note Dated _____________2021 of Life Clips, Inc., a Wyoming corporation (the "***Company***"), into shares of common stock (the "***Common Stock***"), of Borrower according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by Borrower in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to Borrower that its ownership of the Common Stock does not exceed the amounts specified under Section 1.3 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

Conversion calculations:

Date to Effect Conversion: _____________________________

Principal Amount of Note to be Converted: $__________________

Accrued Interest to be Converted, if any: $______________

Conversion Price: $_________________

Number of shares of Common Stock to be issued: ______________

Lender Name:_______________________________________

Signature: ____

Name: ____

Title:____

Address for Delivery of Common Stock Certificates: __________
____
____

Or

DWAC Instructions: __________________________________

Broker No:_____________
Account No: _______________

LCLP Amended and Restated Convertible Note - Mastiff Group $794,354 - Execution

Final Audit Report 2021-11-16

Created:	2021-11-16
By:	Jonathan Leinwand (jonathan@jdlpa.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAt6nyr0Na80KGrV6PeSPrSwsdUk851xHo

"LCLP Amended and Restated Convertible Note - Mastiff Group $794,354 - Execution" History

Document created by Jonathan Leinwand (jonathan@jdlpa.com)
2021-11-16 - 10:09:38 PM GMT- IP address: 68.72.7.23

Document emailed to Robert grinberg (rgrinberg@lifeclips.com) for signature
2021-11-16 - 10:10:59 PM GMT

Document emailed to marissa welner (marissa@mastiffllc.com) for signature
2021-11-16 - 10:10:59 PM GMT

Email viewed by marissa welner (marissa@mastiffllc.com)
2021-11-16 - 10:11:15 PM GMT- IP address: 71.241.155.125

Document e-signed by marissa welner (marissa@mastiffllc.com)
Signature Date: 2021-11-16 - 10:11:30 PM GMT - Time Source: server- IP address: 71.241.155.125

Email viewed by Robert grinberg (rgrinberg@lifeclips.com)
2021-11-16 - 10:13:54 PM GMT- IP address: 104.28.92.168

Document e-signed by Robert grinberg (rgrinberg@lifeclips.com)
Signature Date: 2021-11-16 - 10:14:37 PM GMT - Time Source: server- IP address: 73.139.104.14

Agreement completed.
2021-11-16 - 10:14:37 PM GMT